UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2012

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 658-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on August 13, 2012, SHR Essex House, LLC (the “Purchaser”), a subsidiary of Strategic Hotel Funding, L.L.C. (“SH Funding”), the operating company of Strategic Hotels & Resorts, Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) to acquire the hotel previously known as the Jumeirah Essex House (the “Hotel”) from DIG EH Hotel LLC (the “Seller”), a wholly owned subsidiary of the Dubai Investment Group (the “Acquisition”). In addition, as previously disclosed, on September 7, 2012, the Purchaser, SHR Essex House Condominiums, LLC, a subsidiary of SH Funding, and the Seller entered into an amendment to the Agreement pursuant to which the closing date of the Acquisition was extended until September 14, 2012.

On September 14, 2012, in connection with the closing of the Acquisition, (i) the Company established a joint venture arrangement (the “Joint Venture”) with affiliates of KSL Capital Partners, LLC (collectively, the “Joint Venture Partners”) to fund the equity portion of the Acquisition and (ii) the Joint Venture closed on a $190 million first mortgage financing (the “Debt Financing”) originated by Bank of America, N.A. (“Bank of America”).

Pursuant to the agreements establishing the Joint Venture (collectively, the “Joint Venture Agreements”), among other things, (i) the Company owns 51% of the Joint Venture and will serve as the managing member and the asset manager and (ii) at any time prior to September 14, 2015, the Joint Venture Partners have the right to exchange their respective interests in the Joint Venture for shares (the “Exchange Shares”) of the Company’s common stock (the “Common Stock”) in accordance with the terms of the Joint Venture Agreements (the “Put Option”) at an exchange rate per Exchange Share of the greater of (a) $7.50 and (b) the 20 day volume-weighted average price per share of the Common Stock as of the date the Joint Venture Partners exercise such Put Option. The issuance of any Exchange Shares in connection with the Put Option will be made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

In addition, in connection with the Joint Venture, on September 14, 2012, the Company and the Joint Venture Partners entered into a Registration Rights Agreement with respect to the Exchange Shares (the “Registration Rights Agreement”) pursuant to which, among other things, (i) the Company agreed to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement (or a prospectus supplement to an effective automatic shelf registration statement) and use commercially reasonable efforts to cause such shelf registration statement to be declared effective by the SEC (the “Shelf Registration Statement Requirement”) within 45 days of the date the Company receives notice from the Joint Venture Partners notifying the Company of their election to exercise the Put Option pursuant to the terms and conditions of the Joint Venture Agreements and (ii) in connection with the Shelf Registration Statement Requirement, the Joint Venture Partners are entitled to three underwritten shelf takedowns of at least $50 million but shall not be entitled to more than one underwritten shelf takedown in any twelve-month period.

In connection with the Debt Financing, the Joint Venture entered into a loan agreement (the “Loan Agreement”) with Bank of America and certain other lenders set forth therein providing for a mortgage loan for a principal amount of $190 million, which bears interest at an initial rate of LIBOR plus 400 basis points per annum and is secured by, among other things, the Hotel. Pursuant to the Loan Agreement, the mortgage loan has a three-year initial term with two, one-year extension options available to the Company upon the satisfaction of certain financial and other conditions.

The foregoing descriptions of the Joint Venture Agreements, the Registration Rights Agreement and the Loan Agreement are qualified in their entirety by reference to the Joint Venture Agreements, the Registration Rights Agreement and the Loan Agreement, copies of which will be attached as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2012 which the Company intends to file in November 2012.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the closing of the Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

This Current Report contains forward-looking statements about the Company. Except for historical information, the matters discussed in this Current Report are forward-looking statements subject to certain risks and uncertainties that could cause the actual results to differ materially, including but not limited to the following: the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt, including the $97.5 million mortgage debt related to the Hyatt Regency La Jolla hotel that matures November 1, 2012; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with the Company’s investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements.

Additional risks are discussed in the Company’s filings with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2012

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula Maggio
Name:	Paula Maggio
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 14, 2012